NYMAGIC, Inc.
                          Executive Severance Pay Plan

         Section 1. PURPOSE. The Plan is to provide severance benefits to Lawrence S. Davis, hereafter called "Participant" in the event his employment is involuntarily terminated under certain circumstances. Capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in
Section 8.

         Section 2. TERM. The Plan shall be effective as of January 31, 2000, and shall continue indefinitely.

         Section  3.  SEVERANCE  PAYMENT.   In  the  event  of  the  Involuntary
Termination of the Participant, the Company shall pay the Participant, in one lump sum cash payment, (i) the full amount of any earned but unpaid base salary through the Date of Termination at the rate in effect at the time of the Notice of Termination and (ii) an amount (the "Severance Payment") equal to 200% of the Participant's annual base salary as in effect on the Date of Termination. The right of the Participant to receive the Severance Payment shall be conditioned upon the Participant's execution of a release in favor of the Company (in substantially the form attached hereto as Appendix B) that is not revoked by the Participant within the revocation period provided therein, if any. The Severance Payment shall be made within 5 days following the receipt of such executed release and the expiration of the revocation period provided therein, if any. The Severance payment shall be in lieu of any other severance payments to which the Participant is entitled under any other severance plan or arrangement sponsored by the Company and its subsidiaries.

         Section 4. DATE AND NOTICE OF TERMINATION. Any termination of the Participant's employment by the Company or by the Participant shall be communicated by a notice of termination to the other party (the "Notice of Termination"). Where applicable, the Notice of Termination shall indicate the specific termination provision in the Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant's employment under the provision so indicated. The date of the Participant's termination of employment with the Company and its subsidiaries (the "Date of Termination") shall be determined as follow (i) if the Participant's employment is terminated by the Company, either with or without Cause, the date specified in the Notice of Termination and (ii) if the basis for the Participant's Involuntary Termination is his or her resignation for Good Reason, the

Date of Termination shall be ten days after the date the Participant's Notice of Termination is received by the Company.

The Date of Termination for the termination of employment for any other reason shall be the date set forth in the applicable notice, which shall be no earlier than ten days after the date such notice is received by the Company, unless waived by the Company.

         Section 5. NO MITIGATION OR OFFSET. The participant shall not be required to mitigate the amount of any payment provided for in the Plan by seeking other employment or otherwise, nor shall the amount of any payment provided for herein be reduced by any compensation earned by the Participant as the result of employment by another employer.

         Section 6. SUCCESSORS: BINDING AGREEMENT.

         (a) ASSUMPTION BY SUCCESSOR. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform its obligations under the Plan in the same manner and to the same extent that the Company would be required to perform such obligations if no such succession had taken place; provided, however, that no such assumption shall relieve the Company of its obligations hereunder. As used herein, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform its obligations by operation of law or otherwise.

         (b) ENFORCEABILITY; BENEFICIARIES. The Plan shall be binding upon and inure to the benefit of the Participant (and the Participant's personal representatives and heirs) and the Company and any organization which succeeds to substantially all of the business or assets of the Company, whether by means of merger, consolidation or acquisition of all or substantially all of the assets of the Company or otherwise, including, without limitation, as a result of a Change in Control or by operation of law. The Plan shall inure to the benefit of and be enforceable by the Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Participant should die while any amount would still be payable to the Participant hereunder if the Participant had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of the Plan to the Participant's devisee, legatee or other designee or, if there is no such designee, to the Participant's estate.

         Section 7. CONFIDENTIALITY. The Participant acknowledges that during the course of his employment with the Company, he may have acquired non-public or confidential information and trade secrets concerning the operations, future plans and methods of doing business of the Company and its subsidiaries ("Proprietary Information") and, in consideration of the payments to be made hereunder, agrees to keep all Proprietary Information confidential (except for such information which is or becomes publicly available other than as a result of a breach of this provision) without limitation in time.

         Section 8. DEFINITIONS. For purposes of the Plan, the following capitalized terms have the meanings set forth below:

         "Cause" means (a) the willful and material neglect of duties by the Participant, (b) the Participant's conviction of, or plea of no contest to a felony, (c) The Participant's commission of theft (other than an isolated act or acts relating to objects of nominal value) or common law fraud against the Company or its customers, or (d) any other wrongful act committed by the Participant that has a material adverse effect on the business or reputation of the company. For purposes of the previous sentence, no act or failure to act on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company.

         "Change in Control," means the occurrence of any of the following events:

(a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (i) the Company or any of its subsidiaries or (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its Subsidiaries), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

(b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose selection or nomination for election was previously so approved (but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) cease for any reason to constitute a majority thereof;

(c) the approval by the Company's shareholders of a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case, with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

(d) the sale of all or substantially all of the assets of the Company;

(e) the approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

"Change in Control Date" means the date on which a Change in Control occurs.

"Date of Termination" has the meaning assigned thereto in Section 4.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

"Good Reason" means, with respect to the Participant, the occurrence of any of the following:

(a) A substantial adverse change to the Participant's title, status, duties or responsibilities;

(b) A material reduction in the Participant's compensation as in effect from time to time;

(c) A failure to pay or provide any material compensation or benefits to the Participant promptly when due;

(d) The relocation of the Participant's principal place of business more than 10 miles from his prior location without the Participant's prior written consent; or

(e) The failure of the Company to obtain an agreement from any successor to assume and agree to perform the Company's obligations under the Plan, as contemplated in Section 6(a) hereof.

"Involuntary Termination" means, with respect to the Participant, (a) the Participant's termination of employment by the Company and its subsidiaries other than for Cause or (b) the Participant's resignation of employment with the Company and its subsidiaries during the Term for Good Reason.

"Notice of Termination" has the meaning assigned thereto in Section 4.

         Section 9. NOTICE. For the purpose of the Plan, notices and all other communications provided for in the Plan shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to NYMAGIC, Inc., 330 Madison Avenue, New York, NY 10017, Attn: Human Resources Administrator, or to the Participant at the address of the Participant in the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

         Section 10. ADMINISTRATION.

         (a) PLAN YEAR. The plan year of the Plan shall be the twelve-month period ending December 31.

         (b) NAMED FIDUCIARY. The "Named Fiduciary" of the Plan for purposes of ERISA is the Company. The Company shall have the authority to appoint and remove other fiduciaries, and to exercise general supervisory authority over them.

         (c) PLAN ADMINISTRATOR. The Company's Human Resources Administrator shall be the Plan Administrator. The Plan Administrator shall manage the operation and administration of the Plan and shall have responsibility for filing, distributing or otherwise publishing such returns, reports and notices as are required by ERISA. The Plan Administrator may delegate responsibilities for the operation and administration of the Plan to one or more officers or employees of the Company.

         (d) AUTHORITY OF THE PLAN ADMINISTRATOR. The Plan Administrator shall have full and complete authority to construe and interpret the provisions of the Plan, to determine an individual's entitlement to benefits under the Plan, to make in his sole and absolute discretion all determinations contemplated under the Plan (other than whether or not "Cause" for termination exists), to investigate and make factual determinations necessary or advisable to administer or implement the Plan, and to adopt such rules and procedures as the Plan Administrator shall deem necessary or advisable for the administration or implementation of the Plan. Subject to
Section 11(b), all determinations under the Plan by the Plan Administrator shall be final and binding on all interested persons.

         (e) UNFUNDED PLAN. The Plan shall be unfunded. Benefits payable under the Plan shall be paid from the general assets of the Company. The Company shall have no obligation to establish any fund or to set aside any assets to provide benefits under the Plan.

         Section 11. CLAIMS PROCEDURE.

         (a) INITIAL CLAIM. A claim must be promptly filed in writing by the Participant or his authorized representative (hereinafter called the "Claimant") with the Plan Administrator. If a claim is denied in whole or in part, the Plan Administrator shall send a written notice of the denial to the claimant within 90 days of receipt of the claim, unless special circumstances require an extension of time for processing. Such extension shall not exceed an additional ninety days, and notice thereof must be given within the first 90-day period. The notice of denial shall indicate the reasons for the denial, including reference to the provisions of the Plan on which the denial is based, shall describe any additional information or material needed and the reasons why such additional information or material is necessary, and shall explain the claim review procedure.

         (b) APPEAL. A claimant whose claim is denied in whole or in part (or whose initial claim is not ruled upon within the foregoing limitations of time) may file, in writing and within sixty days of the receipt of the notice of denial, with the Board, a request for review of the initial decision. The claimant may review pertinent documents and may submit in writing additional comments or material. A review decision shall be made by the Board within sixty days of receipt of a timely request for review unless there are special circumstances which require an extension of time for processing. If an extension is required, notice thereof shall be given within the first 60-day period and the review decision shall be made within 120 days after receipt of the request for review. The review decision shall be in writing and shall include specific references to the provisions of the Plan on which the decision is based. The Board's decision on claims shall be final, binding, and conclusive on all interested persons.

         Section 12. MISCELLANEOUS.

         (a) NO RIGHT OF EMPLOYMENT. Nothing in the Plan shall be construed as giving the Participant any right to be retained in the employ of the Company or shall affect the terms and conditions of the Participant's employment with the Company.

         (b) ERISA. The Plan is intended to constitute an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA and shall be construed accordingly. No person shall have any vested benefits under the Plan. No Person shall be entitled to receive any payment or benefit under the Plan which, in the good faith judgment of the Plan Administrator, would cause the Plan to be treated as a "pension plan" within the meaning of Section 3(2) of ERISA, and the payments and benefits under the Plan shall be limited so as to comply with the "safe harbor" applicable to severance plans which is described in U.S. Department of Labor Regulation Section 2510.3-2(b). Any payments or benefits under the Plan which are limited in accordance with the previous sentence shall be automatically forfeited without further action by the Company or any other person.

         (c) RULE OF CONSTRUCTION. As used herein, the masculine gender shall be deemed to include the feminine and the singular form shall be deemed to encompass the plural, unless the context requires otherwise. Headings of sections (other than the definitions) are included solely for convenience of reference and shall not govern or control the meaning of the text of the Plan. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

         (d) TAX WITHHOLDING. All amounts paid under the Plan shall be subject to all applicable federal, state and local wage withholding.

         (e) AMENDMENT AND TERMINATION. The Company reserves the right to amend, modify or terminate the Plan, in whole or in part, at any time; provided, however, that the Plan may not be amended or terminated at any time (including, but not limited to, after the occurrence of a Change in Control) in any way that would reduce or eliminate the payments and benefits provided under the Plan.


NYMAGIC, INC.


/s/ ROBERT W. BAILEY                        /s/ LAWRENCE S. DAVIS
- -------------------------                   -------------------------------
Robert W. Bailey                            Participant